SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )


Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to (Section)240.14a-11(c) or
     (Section)240.14a-12

                        THE HIGH YIELD INCOME FUND, INC.
                (Name of Registrant as Specified In Its Charter)


      _____________________________________________________________________
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[ ]  Fee computed on table below per Exchange Act Rules 14A-6(i)(1) and 0-11.

     1)  Title of each class of securities to which transaction applies:

         _______________________________________________________________________

     2)  Aggregate number of securities to which transaction applies:

         _______________________________________________________________________

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined.

         _______________________________________________________________________

     4)  Proposed maximum aggregate value of transaction:

         _______________________________________________________________________

     5)  Total Fee Paid:

         _______________________________________________________________________

[ ]  Fee paid previously with preliminary materials

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.


     1)  Amount Previously Paid:

         _______________________________________________________________________

     2)  Form, Schedule or Registration Statement No.:

         _______________________________________________________________________

     3) Filing Party:

         _______________________________________________________________________

     4) Date Filed:

                       THE HIGH YIELD INCOME FUND, INC.
                              GATEWAY CENTER THREE
                            NEWARK, NEW JERSEY 07102

                                 ------------
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                 ------------
To Our Shareholders:



     Notice is hereby given that the 1999 Annual Meeting of Shareholders (the Meeting) of The High Yield Income Fund, Inc. (the Fund) will be held on
December 9, 1999, at 10:00 a.m., at 100 Mulberry Street, Gateway Center 2, 3rd Floor, Newark, New Jersey 07102, for the following purposes:

       1. To elect five directors.

       2. To ratify or reject the selection of PricewaterhouseCoopers LLP as independent accountants of the Fund for the fiscal year ending August 31, 2000.

       3. To consider and act upon any other business as may properly come before the Meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on October 15, 1999 as the record date for the determination of shareholders entitled to vote at the Meeting or any adjournment thereof.




                                                             Deborah A. Docs

                                                              SECRETARY





Dated: October 29, 1999





  WHETHER  OR  NOT  YOU  EXPECT  TO ATTEND THE MEETING, PLEASE SIGN AND PROMPTLY
  RETURN THE ENCLOSED PROXY IN THE ENCLOSED SELF-ADDRESSED ENVELOPE. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING IN YOUR PROXY PROMPTLY.

                       THE HIGH YIELD INCOME FUND, INC.
                              GATEWAY CENTER THREE
                            NEWARK, NEW JERSEY 07102
                                 ------------
                                PROXY STATEMENT
                                 ------------

     This Proxy Statement is furnished by the Board of Directors of The High Yield Income Fund, Inc. (the Fund) in connection with the solicitation of proxies for use at the Annual Meeting of Shareholders to be held on December 9, 1999 at 10:00 a.m., at 100 Mulberry Street, Gateway Center 2, 3rd Floor, Newark, New Jersey 07102, the Fund's principal executive office. The purpose of the Meeting and the matters to be acted upon are set forth in the accompanying Notice of Annual Meeting.


     If the accompanying form of proxy is executed properly and returned, shares represented by it will be voted at the Meeting in accordance with the instructions on the proxy. However, if no instructions are specified, shares will be voted FOR the proposals. A proxy may be revoked at any time prior to the time it is voted by written notice to the Secretary of the Fund or by attendance at the Meeting. If sufficient votes to approve one or more of the proposed items are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxies will vote for the proposed adjournment all shares that they are entitled to vote with respect to each item, unless directed to disapprove the item, in which case such shares will be voted against the proposed adjournment. In the event that a meeting is adjourned, the same procedures will apply at a later meeting date.

     With respect to matters to be determined by a majority of the votes cast, each "broker non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power) and abstention will be considered present for purposes of determining the existence of a quorum for the transaction of business but, not being cast, will have no effect on the outcome of such matters. With respect to matters requiring the approval by a majority of the outstanding voting securities, each broker non-vote or abstention will be considered present for purposes of determining the existence of a quorum, but will have the effect of a vote against such matters.


     The close of business on October 15, 1999 has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting. On that date, the Fund had 11,319,116 shares of Common Stock outstanding and entitled to vote. Each share will be entitled to one vote at the Meeting. It is expected that the Notice of Annual Meeting, Proxy Statement and accompanying form of proxy will first be mailed to shareholders of record on or about November 1, 1999. The most recent annual report for the Fund is being mailed to shareholders together with this Proxy Statement.

     As of October 15, 1999, Cede & Co., P.O. Box 20, Bowling Green Station, New York, NY 10274, held, solely of record on behalf of other persons, 9,584,137,972 shares of the Fund and which represented approximately 85% of the shares of the Fund then outstanding. Management does not know of any person or group who owned beneficially 5% or more of the Fund's outstanding shares on the record date.


     The expenses of solicitation will be borne by the Fund and will include reimbursement of brokerage firms and others for expenses in forwarding proxy solicitation material to beneficial owners. The solicitation of proxies will be largely by mail but may include, without cost to the Fund, telephonic, telegraphic or oral communications by regular employees of Prudential Securities Incorporated (Prudential Securities). In addition, the Board of Directors of the Fund has authorized management to retain, at their discretion, Shareholder Communications Corporation, a proxy solicitation firm, to assist in the solicitation of proxies for this Meeting. The cost of solicitation, including specified expenses, is not expected to exceed $8,000 and will be borne by the Fund.

     Prudential Investments Fund Management LLC (PIFM or the Manager), Gateway Center Three Newark, New Jersey 07102, serves as the Fund's Manager under a management agreement dated as of December 15, 1988 (the Management Agreement). Investment advisory services are provided to the Fund by PIFM through its affiliate, The Prudential Investment Corporation (PIC), doing business as Prudential Investments (PI, the Subadviser or the investment adviser), Prudential Plaza, Newark, New Jersey 07102, under a Subadvisory Agreement dated December 15, 1988. Both PIFM and PI are indirect, wholly owned subsidiaries of The Prudential Insurance Company of America (Prudential). As of September 30, 1999, PIFM served as the manager to 46 open-end investment companies, and as manager or administrator to 22 closed-end investment companies with aggregate assets of more than $71.8 billion. The Fund has a Board of Directors which, in addition to overseeing the actions of the Fund's Manager and Subadviser, decides upon matters of general policy.



                             ELECTION OF DIRECTORS
                               (PROPOSAL NO. 1)


     The Fund's Articles of Incorporation provide that the Board of Directors will be divided into three classes of Directors, as nearly equal in number as possible. Each Director, after a transition period, serves for three years with one class being elected each year. Each year the term of office of one class will expire. The Board of Directors is currently comprised of 12 Directors-Messrs. Beach, Dorsey, Gunia, Mooney, Munn, O'Brien, Odenath, Redeker, Strangfeld and Weil and Mses. Gold and Teeters. Mr. Dorsey has served as a Director since September 30, 1987. Mr. Redeker was elected to serve as a Director on October 19, 1993. Messrs. Beach, Gunia, Mooney, O'Brien and Weil and Mses. Gold and Teeters were elected to serve as Directors on October 30, 1996. Mr. Strangfeld was elected to serve as a Director on May 25, 1999. Messrs. Munn and Odenath were elected to serve as Directors on August 24, 1999. All of the current members of the Board of Directors, with the exception of Messrs. Munn, Odenath and Strangfeld, have previously been elected by the shareholders.

     At the Annual Meeting, Directors will be elected to hold office until the earlier to occur of (i) the next meeting of shareholders at which Directors are elected and their successors are elected and qualified or (ii) the expiration of their terms in accordance with the Fund's retirement policy. The Fund's retirement policy, which was recently amended, calls for the retirement of Directors on December 31 of the year in which they reach the age of 75, except that retirement is being phased in for Directors who were age 68 or older as of December 31, 1993. Under this phase in provision, Messrs. Beach, Dorsey and
O'Brien   are  scheduled  to  retire  on  December  31,  1999,  2002  and  1999, respectively.

     As prescribed in the Fund's Articles of Incorporation, the Directors have been divided into three classes and their terms of office fixed as follows:
Class I: Messrs. Odenath and Weil and Ms. Teeters-whose term expires in 2000; Class II: Messrs. Gunia and Mooney and Ms. Gold-whose term expires in 2001; and Class III: Messrs. Beach, Dorsey, Munn, O'Brien, Redeker and Strangfeld-whose term expires in 1999.

     Only two of the Directors, Messrs. Dorsey and Redeker, are standing for re-election by shareholders to serve as Class III Directors until the Fund's 2002 Annual Meeting of Shareholders and until their successors have been elected and qualified. Messrs. Munn and Strangfeld are standing for election by shareholders as Class III Directors until the Fund's 2002 Annual Meeting of Shareholders and until their successors have been elected and qualified. Messrs. Beach and O'Brien are not standing for re-election as Class III Directors because they are scheduled to retire on December 31, 1999 under the Fund's retirement policy. Mr. Odenath is standing for election by shareholders as a Class I Director until the Fund's 2000 Annual Meeting of Shareholders and until his successor has been elected and qualified. It is the intention of the persons named in the enclosed proxy to vote in favor of the election of Messrs. Dorsey, Munn, Odenath, Redeker and Strangfeld. Messrs. Dorsey, Munn, Odenath, Redeker and Strangfeld have consented to be named in this Proxy Statement and to serve as Directors if elected. The Directors have no reason to believe that any of the nominees named above will become unavailable for election as a Director, but if that should occur before the Meeting, proxies will be voted for such persons as the Directors may recommend.


     The following table sets forth certain information concerning each of the Directors of the Fund. Each of the nominees is currently a Director of the Fund.



     INFORMATION REGARDING DIRECTORS STANDING FOR ELECTION BY SHAREHOLDERS




                                                                                              SHARES OF
                                                                                             COMMON STOCK
                                                                                               OWNED AT
                 NAME, AGE, BUSINESS EXPERIENCE DURING THE                   POSITION WITH   OCTOBER 15,
                  PAST FIVE YEARS AND OTHER DIRECTORSHIPS                         FUND           1999
--------------------------------------------------------------------------- --------------- -------------
                                       CLASS III (TERM EXPIRING IN 1999)
EUGENE C. DORSEY (72), retired President, Chief Executive Officer and           Director          0
 Trustee of the Gannett Foundation (now Freedom Forum); former Pub-
 lisher of four Gannett newspapers and Vice President of Gannett Com-
 pany; past chairman, Independent Sector, Washington, D.C. (national coa-
 lition of philanthropic organizations); formerly Chairman of the American
 Council for the Arts; Director of the Advisory Board of Chase Manhattan
 Bank of Rochester; Director/Trustee of 17 Prudential Funds.
STEPHEN P. MUNN (57), Chairman (since January 1994), Director and Presi-        Director          0
 dent (since 1988) and Chief Executive Officer (1988-December 1993) of
 Carlisle Companies Incorporated (manufacturer of industrial products);
 Director/Trustee of 30 Prudential Funds.
RICHARD A. REDEKER (56), Formerly, Employee of Prudential Investments           Director          0
 (October 1996-December 1998); President, Chief Executive and Officer
 and Director (October 1993-September Director 1996), Prudential Mutual
 Fund Management, Inc.; Executive Vice President, Director and Member
 of the Operating Committee (October 1993-September 1996), Prudential
 Securities; Director (October 1993-September 1996) of Prudential Securi-
 ties Group, Inc; formerly Senior Executive Vice President and Director of
 Kemper Financial Services, Inc. (September 1978-September 1993);
 Director/Trustee of 30 Prudential Funds.

                                                                                                 SHARES OF
                                                                                                COMMON STOCK
                                                                                                  OWNED AT
                   NAME, AGE, BUSINESS EXPERIENCE DURING THE                    POSITION WITH   OCTOBER 15,
                    PAST FIVE YEARS AND OTHER DIRECTORSHIPS                          FUND           1999
------------------------------------------------------------------------------ --------------- -------------
*JOHN R. STRANGFELD, JR. (45) Chief Executive Officer, Chairman, President      President and        0
 and Director of the Prudential Investment Corporation (since January              Director
 1990), Executive Vice President of Prudential Global Asset Management
 Group of Prudential (since February 1998) and Chairman of Pricoa Capi-
 tal Group (since August 1989); formerly various positions to Chief Execu-
 tive Officer of the Private Asset Management Group of Prudential
 (November 1994-December 1998) and Senior Vice President of Prudential
 Capital Group, a unit of Prudential (January 1986-August 1989); President and Director/Trustee of 44 Prudential Funds.
                                           CLASS I (TERM EXPIRING IN 2000)
*DAVID R. ODENATH, JR. (42), Officer in Charge, President, Chief Executive         Director          0
 Officer and Chief Operating Officer (since June 1999), PIFM; Senior Vice
 President (since June 1999), Prudential; Senior Vice President (August
 1993-May 1999), PaineWebber, Inc.; Director/Trustee of 45 Prudential
 Funds.
                                       INFORMATION REGARDING OTHER DIRECTORS
                                           CLASS I (TERM EXPIRING IN 2000)
NANCY H. TEETERS (69), Economist; formerly Vice President and Chief Econo-         Director          0
 mist (March 1986-June 1990) of International Business Machines Cor-
 poration; Director of Inland Steel Corporation (since July 1991); Director/
 Trustee of 25 Prudential Funds.
LOUIS A. WEIL III (58), President and Chief Executive Officer (since January       Director          0
 1996) and Director (since September 1991) of Central Newspapers, Inc.;
 Chairman of the Board (since January 1996), Publisher and Chief Execu-
 tive Officer (August 1991-December 1995) of Phoenix Newspapers, Inc.;
 formerly Publisher of Time Magazine (May 1989-March 1991); formerly
 President, Publisher & CEO of The Detroit News (February 1986-August
 1989); formerly member of the Advisory Board, Chase Manhattan Bank-
 Westchester; Director/Trustee of 30 Prudential Funds.

                                                                                                              SHARES OF
                                                                                                             COMMON STOCK
                                                                                                               OWNED AT
                         NAME, AGE, BUSINESS EXPERIENCE DURING THE                           POSITION WITH   OCTOBER 15,
                          PAST FIVE YEARS AND OTHER DIRECTORSHIPS                                FUND            1999
------------------------------------------------------------------------------------------ ---------------- -------------
                                              CLASS II (TERM EXPIRING IN 2001)
*ROBERT F. GUNIA (52), Vice President (since January 1996), Prudential Insur-               Vice President        0
 ance Company of America (Prudential); Executive Vice President and                          and Director
 Treasurer (since December 1996), Prudential Investments Fund Manage-
 ment LLC (PIFM); Senior Vice President of Prudential Securities; for-
 merly Chief Administrative Officer (July 1990-September 1996), Director
 (January 1989-September 1996) and Executive Vice President, Treasurer
 and Chief Financial Officer (June 1987-December 1996) of Prudential
 Mutual Fund Management, Inc.; Director/Trustee of 45 Prudential Funds
 and Vice President and Director of The Asia Pacific Fund, Inc. and
 Nicholas-Applegate Fund, Inc.
DELAYNE DEDRICK GOLD (61), Marketing and Management Consultant;                                Director           0
 Director/Trustee of 44 Prudential Funds.
THOMAS T. MOONEY (57), President of the Greater Rochester Metro Chamber of                     Director           0
 Commerce; former Rochester City Manager; Trustee of Center for Govern-
 mental Research, Inc.; Director of Blue Cross of Rochester, The Business
 Council of New York State, Monroe County Water Authority, Rochester Jobs,
 Inc., Executive Service Corps of Rochester, Monroe County Industrial Devel-
 opment Corporation, Northeast Midwest Institute; Director/Trustee of 36 Pru-
 dential Funds.
------------
------------
    *Is or will be an "interested" Director, as defined in the Investment
Company Act of 1940, as amended (Investment Company Act), by reason of his affiliation with PIFM, Prudential Securities or Prudential.



     The Directors and officers as a group owned beneficially less than 1% of the outstanding shares of the Fund at October 15, 1999.

     Each Director who is not an "interested person" as defined in the Investment Company Act of PIFM or PI currently receives $2,000 as an annual Director's fee, plus expenses. For the fiscal year ending August 31, 1999, Directors' fees and expenses amounted to $14,000 and $260, respectively. Board Members may elect to receive their Directors' fees pursuant to a deferred fee agreement with the Fund. Under the terms of the agreement, the Fund accrues daily the amount of such Board Member's fee in installments which accrue interest at a rate equivalent to the prevailing rate applicable to 90-day U.S. Treasury Bills at the beginning of each calendar quarter. Payment of the interest so accrued is also deferred and accruals become payable at the option of the Board Member. The Fund's obligation to make payments of deferred Directors' fees, together with interest thereon, is a general obligation of the Fund.

     The following table shows (i) the compensation paid by the Fund to each Board Member and nominee for the most recent fiscal year and (ii) the compensation paid by the Prudential Fund Complex to each Board Member and nominee for the calendar year ended December 31, 1998. "Interested" Board Members do not receive any compensation from the Fund.

                              COMPENSATION TABLE





                                                                    PENSION OR
                                                                    RETIREMENT                           TOTAL COMPENSATION
                                                    AGGREGATE    BENEFITS ACCRUED    ESTIMATED ANNUAL    FROM FUND AND FUND
                                                  COMPENSATION    AS PART OF FUND      BENEFITS UPON      COMPLEX PAID TO
NAME AND POSITION                                   FROM FUND       EXPENSES(1)        RETIREMENT(1)        DIRECTORS(1)
------------------------------------------------ -------------- ------------------  ------------------   -------------------
Edward D. Beach, Director*                           $2,000           None                N/A               $135,000(44/71)+
Eugene C. Dorsey, Director**                         $2,000           None                N/A               $ 70,000(17/46)+
Delayne Dedrick Gold, Director                       $2,000           None                N/A               $135,000(44/71)+
Robert F. Gunia, Director and Vice President++       $   -              -                  -                $     -
Harry A. Jacobs, Jr., Director(2)++                  $   -              -                  -                $     -
Thomas T. Mooney, Director**                         $2,000           None                N/A               $115,000(35/70)+
Stephen P. Munn, Director                            $   -            None                N/A               $ 45,000(18/24)+
Thomas H. O'Brien, Director*                         $2,000           None                N/A               $ 45,000(12/30)+
David R. Odenath, Jr., Director++                    $   -              -                  -                $     -
Richard A. Redeker, Director(3)                      $   -              -                  -                $     -
John R. Strangfeld, Jr., Director and President++    $   -              -                  -                $     -
Nancy H. Teeters, Director                           $2,000           None                N/A               $ 90,000(26/47)+
Louis A. Weil, III, Director                         $2,000           None                N/A               $ 90,000(30/54)+

------------

 * Indicates Current Class III Board Member who is not standing for reelection. ** Total aggregate compensation from all of the funds in the Fund Complex for the calendar year ended December 31, 1998 includes amounts deferred at the election of Directors. Including accrued interest, total compensation amounted to $85,445, and $119,740 for Eugene C. Dorsey and Thomas T. Mooney, respectively.

 + Indicates number of funds/portfolios in Fund Complex (including the Fund) to which aggregate compensation relates.

 ++Robert  F. Gunia,  Harry  A. Jacobs,  Jr., David  R. Odenath, Jr. and John R.
   Strangfeld, Jr., who are each current or former interested Directors, do not receive compensation from the Fund or any other fund in the Fund Complex.
(1)No fund within the Fund Complex has a bonus, pension profit sharing or retirement plan.
(2)Mr. Jacobs retired as a Director of the Fund, effective December 31, 1998.
(3)Mr. Redeker became a non-interested Director of the Fund, effective January 1, 1999.

     There were six meetings of the Fund's Board of Directors during the fiscal year ended August 31, 1998, four of which were regularly scheduled meetings and two of which were special telephone meetings. The Board of Directors has an Audit Committee. The Audit Committee makes recommendations to the full Board with respect to the engagement of independent public accountants and reviews with the independent public accountants the plan and results of the audit engagement and matters having a material effect upon the Fund's financial operations. The Audit Committee consists of Messrs. Beach, Dorsey, Mooney, Munn, O'Brien and Weil and Mses. Gold and Teeters, the Directors of the Fund who are not "interested persons," as defined in the Investment Company Act, of the Fund. The Audit Committee met twice during the fiscal year ended August 31, 1999. The Board of Directors also has a Nominating Committee which makes recommendations to the Board with respect to the nomination of Directors of the Fund. The Nominating Committee also consists of Messrs. Beach, Dorsey, Mooney, Munn, O'Brien and Weil and Mses. Gold and Teeters. The nominating committee met twice during the fiscal year ended August 31, 1999. For the fiscal year ended August 31, 1999, each of the Directors attended 75% or more of the total number of meetings of the Board of Directors and all committees of which he or she was a member.

     The executive officers of the Fund, other than as shown above, are: Deborah
A. Docs, Secretary, having held such office since February 1999 and the office of Assistant Secretary from February 1997 through February 1999, Grace Torres, Treasurer and Principal Financial and Accounting Officer, having held such office since February 1997, and Stephen M. Ungerman, Assistant Treasurer, having held such office since April 1995. Ms. Torres is 40 years old and is a First Vice President (since December 1996) of PIFM and a First Vice President (since March 1994) of Prudential Securities. Prior thereto, she was a First Vice President of Bankers Trust. Mr. Ungerman is 46 years old and is First Vice President (since February 1993) of PIFM. Prior thereto he was a Senior Tax Manager at PricewaterhouseCoopers LLP. Ms. Docs is 41 years old and is a Vice President and Associate General Counsel of PIFM. The executive officers of the Fund are elected annually by the Board of Directors at their meeting following the Annual Meeting of Shareholders.



REQUIRED VOTE

     Directors must be elected by a vote of a majority of the votes cast at the meeting in person or by proxy and entitled to vote thereupon.


     THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT YOU VOTE "FOR" THE NOMINEES INDICATED IN PROPOSAL NO. 1.


                    RATIFICATION OF INDEPENDENT ACCOUNTANTS
                                (PROPOSAL NO. 2)

     The Board of Directors of the Fund, including a majority of the members of the Board of Directors who are not interested persons of the Fund, have selected PricewaterhouseCoopers LLP as independent accountants for the Fund for the Fund's fiscal year ending August 31, 2000. PricewaterhouseCoopers LLP has served as independent accountants for the Fund for the Fund's fiscal year ended August 31, 1999 and for each year since the Fund's inception. The ratification of the selection of independent accountants is to be voted on at the Meeting and it is intended that the persons named in the accompanying proxy vote for PricewaterhouseCoopers LLP. No representative of PricewaterhouseCoopers LLP is expected to be present at the Meeting.


     The Board of Directors' policy regarding engaging independent accountants' services is that management may engage the Fund's principal independent accountants to perform any service(s) normally provided by independent accounting firms, provided that such service(s) meets any and all of the independence requirements of the American

Institute of Certified Public Accountants and the SEC. The Audit Committee will review and approve services provided by the independent accountants prior to their being rendered. The Board of Directors also receives a report from its Audit Committee relating to all services after they have been performed by the Fund's independent accountants.


REQUIRED VOTE

     The affirmative vote of at least a majority of the votes cast, in person or by proxy, at the meeting is required for ratification.


     THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL NO. 2.



                                 OTHER MATTERS


     No business other than as set forth herein is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment of the Meeting, the persons named in the enclosed proxy will vote thereon according to their best judgment in the interests of the Fund provided the Fund did not have notice of such matter on or before September 15, 1999.



                             SHAREHOLDER PROPOSALS


     A shareholder proposal intended to be presented at the Annual Meeting of Shareholders of the Fund in 2000 hereinafter called must be received by the Fund on or before June 30, 2000 in order to be included in the Fund's proxy statement and form of proxy relating to that meeting and presented at the meeting. The mere submission of a proposal by a shareholder does not guarantee that such proposal will be included in the proxy statement because certain rules under the federal securities laws must be complied with before inclusion of the proposal is required. A shareholder who wishes to make a proposal at the 2000 Annual Meeting of Shareholders without including such proposal in the Fund's proxy statement must notify the Fund, at the Fund's principal executive office, of such proposal by September 15, 2000. If a shareholder fails to timely give such notice, then the persons named as proxies in the proxies solicited by the Board for the 2000 Annual Meeting of Shareholders may exercise discretionary voting power with respect to any such proposal.

                                            Deborah A. Docs
                                            SECRETARY

Dated: October 29, 1999


     SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                          Appendix to Proxy Statement


[X]   PLEASE MARK VOTES
      AS IN THIS EXAMPLE

--------------------------------------------------------------------------------
                        THE HIGH YIELD INCOME FUND, INC.
                                     PROXY
--------------------------------------------------------------------------------

                  The Board of Directors recommends a vote FOR
                             each of the proposals.

CONTROL NUMBER:










Please be sure to sign and date this Proxy.                      Date
--------------------------------------------------------------------------------

Shareholder sign here                     Co-owner sign here
--------------------------------------------------------------------------------

                                   For     Withhold    For All Except
1. Election of Directors           [ ]        [ ]          [ ]

                                    Class I:
                              David R. Odenath, Jr.

                                   Class III:
                                Eugene C. Dorsey
                                Stephen P. Munn
                               Richard A. Redeker
                             John R. Strangfeld, Jr.


   If you do not wish your shares voted "For" a particular nominee, mark the "For All Except" box and strike a line through the nominee(s) name. Your shares will be voted for the remaining nominee(s).

                                                         For   Against   Abstain
2. To ratify the selection of  PricewaterhouseCoopers    [ ]     [ ]       [ ]
   LLP as the independent accountants for the fiscal year ending August 31, 2000.

   In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.


   Mark box at right if an address change has been noted
   on the reverse side of this card.                     [ ]

       RECORD DATE SHARES:

PROXY                   THE HIGH YIELD INCOME FUND, INC.                   PROXY
                              Gateway Center Three
                            Newark, New Jersey 07102


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned hereby appoints Robert F. Gunia, Grace C. Torres and Deborah A. Docs as Proxies, each with the power of substitution, and hereby authorizes each of them to represent and to vote, as designated on the reverse side of this card, all the shares of Common Stock of The High Yield Income Fund, Inc. held of record by the undersigned on October 15, 1999 at the Annual Meeting of Shareholders to be held on December 9, 1999, or any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 and 2.

 PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD USING THE ENCLOSED ENVELOPE.

NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.


HAS YOUR ADDRESS CHANGED?

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